Exhibit 10-33

AMENDMENT NO. 5

to

NEW YORK STATE ELECTRIC & GAS CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

EFFECTIVE

AS OF AUGUST 1, 2001

               The New York State Electric & Gas Corporation Supplemental Executive Retirement Plan (the "Plan"), amended and restated effective as of August 1, 2001, as heretofore amended, is hereby further amended as follows:

1.        The Plan is hereby amended by adding a new Paragraph 12, such Paragraph 12 to read as follows:

12.       Exclusive Benefit. Effective on and after May 1, 2004, if a Key Person is or becomes eligible to participate in the Energy East Corporation Supplemental Executive Retirement Plan such Key Person shall immediately cease to be a Key Person hereunder and shall not be entitled to receive any benefits from this Plan.

              IN WITNESS WHEREOF OF THE ADOPTION OF THIS AMENDMENT No. 5, New York State Electric & Gas Corporation has set its hand and seal to this Amendment No. 5 on this 8th day of April, 2004.

NEW YORK STATE ELECTRIC & GAS CORPORATION
By: /s/James P. Laurito James P. Laurito President
Attest:/s/Elaine DuBrava Elaine DuBrava Secretary
STATE OF NEW YORK ) ) SS.: COUNTY OF MONROE )

          On this 8th day of April, in the year of 2004, before me, the undersigned, personally appeared JAMES P. LAURITO, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Roberta B. Holahan Notary Public